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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 26, 1997 with respect to the financial statements of U.S. Transportation Systems, Inc., included in the Registration
Statement (Form S-4, No. 333-      ) and related Proxy Statement/Prospectus of
Precept Business Services, Inc.

                                          /s/ Mahoney Cohen & Company, CPA, P.C.

New York, New York
December 18, 1997